                 Annual Report




                                   NEW ERA
                                   FUND

                                   December 31, 1996


                          [LOGO OF T. ROWE PRICE APPEARS HERE]




T. ROWE PRICE

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------

 . The past year was another excellent period for stocks. The combined total return of the S&P 500 for the past two years was the best in four decades.

 . Rising oil prices and fears of higher inflation early in the year attracted investors to the energy sector.

 . The fund's returns for the 6- and 12-month periods were 12.70% and 24.25%, respectively, better than the broad market because of exposure to energy stocks. Performance trailed the natural resources benchmark because of diversification beyond the strong energy sector.

 . We increased fund exposure to international stocks since many markets opened up to outside investment, offering new opportunities.

 . Stocks of natural resources companies generally perform better toward the end of an economic expansion, which could benefit shareholders.

FELLOW SHAREHOLDERS

Nineteen ninety-six was another excellent year for common stocks. The combined total return of the Standard & Poor's 500 Stock Index for the past two years was one of the best in several decades. One of the market's strongest groups, energy stocks, had sprung to life early in the year as rising oil prices combined with strong economic growth and fears of higher inflation drove investors into the sector.


     PERFORMANCE COMPARISON
     ----------------------------------------------------------
     Periods Ended 12/31/96           6 Months        12 Months
     ----------------------------------------------------------
     New Era Fund                      12.70%           24.25%
     ..........................................................
     S&P 500                           11.68            22.96
     ..........................................................
     Lipper Natural Resources
     Funds Average                     13.31            32.74
     ..........................................................


Your fund outperformed the unmanaged S&P 500 during the last 6- and 12-month periods, in large measure due to its exposure to the energy sector. However, performance trailed the average return of Lipper natural resources funds because of your fund's broader diversification. Many of the funds in our peer group were more heavily concentrated in energy stocks, which outperformed several other natural resource industries.

YEAR-END DISTRIBUTIONS

On December 26, 1996, your Board of Directors declared an income dividend of $0.38 per share, a long-term capital gain of $1.40 per share, and a short-term gain of $.31 per share, each payable to shareholders of record on that date. A confirmation statement or check was mailed to you in early January, and Form 1099-DIV reporting this information for 1996 tax purposes was mailed to you later in the month.

MARKET ENVIRONMENT

The economy grew moderately during the year with a brief acceleration in the second quarter. The economic expansion will mark its sixth anniversary by March assuming growth persists through the first quarter. Industrial production and housing starts improved at a healthy rate over the prior year, while retail sales remained lethargic. European economies were relatively stagnant as those countries continued to employ fiscal and monetary restraint in order to meet the membership requirements of the proposed European Monetary Union.

Interest rates once again proved a benign factor last year as the Federal Reserve left the federal funds rate unaltered after January 1996. The economy had begun to pick up sharply in the spring, raising concerns that a rate increase would be required, but these proved to be transitory when growth slowed in the ensuing quarters.

WE EXPECT ENERGY MARKETS TO REMAIN ATTRACTIVE...

The current rate of inflation at 3.3% is one of the lowest at this point in an economic expansion since World War II. The rate of inflation picked up modestly as the year progressed, in part because energy prices rose sharply. Natural gas prices climbed late in the year because inventories were never fully rebuilt from levels depleted by last year's cold winter. Rising oil prices reflected stronger-than-anticipated demand and low inventory levels. Integrated oil companies kept their refinery stocks low in expectation that the resumption of Iraqi exports would precipitate lower prices, allowing the companies to replenish inventories at a lower cost.

Other industrial commodity prices rose in the spring as the economy accelerated, then declined over the course of the year as capacity proved adequate to meet demand. Grain prices generally fell over the year as the combination of higher plantings and accommodative weather allowed the rebuilding of stocks. Labor costs have so far remained under control, and inflation remained in check at year-end.

PORTFOLIO MANAGEMENT

The Standard & Poor's natural resources indices underperformed the broader market, with the exceptions of the energy service, exploration and production, and domestic integrated oil groups. The portfolio has had its highest weightings in these sectors since 1981, but they still constituted only slightly more than one-quarter of net assets on average during the year. Your fund managed to outperform the broad market because of good stock selection in other natural resources industries. We expect energy markets to remain an attractive investment area in the year ahead, particularly stocks of companies currently spending for profitable growth.

Precious metals stocks were a major disappointment as the price of gold rallied briefly, then subsequently declined. Central banks and producers continued to sell significant tonnage from inventories and future production, respectively, overwhelming the strong demand from emerging nations. The decline in the prices of precious metals stocks has led to merger and acquisition activity within the group. Two of our holdings, Santa Fe Pacific Gold and Highlands Gold, were caught up in this activity, and we increased our exposure to the more attractively valued companies in the sector.

WE HAVE BEEN INCREASING OUR EXPOSURE TO FOREIGN EQUITIES GRADUALLY SINCE
MIDYEAR.

We initiated several new positions during the last six months, including ENI, the newly privatized oil company of Italy. We also purchased Enserch Exploration, an energy exploration and production company with a significant presence in the Gulf of Mexico and East Texas; Steel Dynamics, a minimill steel producer; and Battle Mountain Gold, a global gold producer with good exploration prospects.

We have been increasing our exposure to foreign equities gradually since midyear. A number of international markets opened up to outside investment to attract capital, offering new opportunities to invest selectively in rewarding companies. In addition, an increasing proportion of natural resources development is taking place overseas, with the participation of local companies and newly privatized government entities. We will continue to research these situations with the same discipline we apply to our domestic investments, seeking opportunities when they develop.

OUTLOOK

Our outlook for the U.S. economy calls for continued moderate growth and relatively low inflation. A key variable in 1997 will be the scarcity of labor measured by the unemployment rate. If scarcity becomes a factor, wage costs could begin to rise sufficiently to spur inflation above our expectations. Several foreign industrial economies are expected to show some modest acceleration in economic growth, a welcome development since the U.S. has so far provided most of the fuel for the global recovery of the '90s.

Considering the duration of the U.S. expansion, we believe a modest increase in interest rates is possible this year. However, we do not expect the Federal Reserve to put the brakes on the expansion by raising the federal funds rate significantly, unless inflation accelerates. Given the balance of power in Washington between the Democratic White House and Republican Congress, further fiscal restraint is likely, which should continue to provide a reasonably benevolent environment for financial assets.

After successive years of strong equity performance, 1997 could prove somewhat problematic because of the generally lofty valuation levels. We will focus our attention on companies we believe can perform relatively well in the environment we anticipate. Stocks of natural resources companies tend to receive good support from the underlying value of their assets and generally perform better toward the end of an economic expansion, which could benefit shareholders.

Respectfully submitted,

/s/ George A. Roche

George A. Roche
President and Chairman of the Investment Advisory Committee

January 27, 1997


--------------------------------------------------------------------------------
MANAGEMENT CHANGE

This spring George A. Roche, who has been Chairman of the New Era Fund since 1988, will assume additional management responsibilities with T. Rowe Price Associates. He will remain on the fund's Investment Advisory Committee. Mr. Roche joined T. Rowe Price in 1968 and serves on both the Management and the Executive Committees. Mr. Roche is also T. Rowe Price's Chief Financial Officer, a member of the Board of Directors, and Vice President and Director of Rowe Price-Fleming International.

Effective March 1, 1997, Charles M. Ober will assume the role of Chairman of New Era Fund's Investment Advisory Committee with day-to-day responsibility for the fund's management. Mr. Ober joined T. Rowe Price in 1980 and has been a member of the New Era Fund's Investment Advisory Committee for more than 10 years; he is currently its Executive Vice President. He is a Chartered Financial Analyst with specialties in various natural resources areas.

STICKING TO YOUR GAME PLAN
--------------------------------------------------------------------------------


                   TIME REDUCES VOLATILITY OF MARKET RETURNS
-----------------------------------------------------------------------------
(Annualized Returns for Best and Worst Period:  Rolling Periods From 1950 to
                                    1996*)



[An 8-BAR CHART SHOWING BEST AND WORST ANNUALIZED TOTAL RETURNS OF STOCKS FOR VARIOUS ROLLING TIME PERIODS BETWEEN 1950 AND 1996]


        *From 1950-1996, there were 47 one-year periods; 42 five-year periods; 37 ten year periods; and 27 twenty-year periods.

        Source: T.Rowe Price Associates; data from Ibbotson Associates.

        Chart is for illustrative purposes only and is not intended to represent the past performance or future results of any specific securities.


In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value./1/

Above all, remember that investing is a long-distance race, not a sprint.

/1/ Ned Davis Research.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  12/31/96
     ---------------------------------------------------------------------

     Mobil                                                             3.9%
     .....................................................................
     Newmont Mining                                                    2.8
     .....................................................................
     Royal Dutch Petroleum                                             2.8
     .....................................................................
     Wal-Mart                                                          2.6
     .....................................................................
     Cooper Cameron                                                    2.6
     ---------------------------------------------------------------------

     Repsol                                                            2.1
     .....................................................................
     Camco International                                               2.0
     .....................................................................
     Rouse                                                             2.0
     .....................................................................
     British Petroleum                                                 1.9
     .....................................................................
     Atlantic Richfield                                                1.9
     ---------------------------------------------------------------------

     Reynolds Metals                                                   1.9
     .....................................................................
     Union Pacific                                                     1.8
     .....................................................................
     Kimberly-Clark                                                    1.8
     .....................................................................
     Petrolite                                                         1.7
     .....................................................................
     DuPont                                                            1.7
     ---------------------------------------------------------------------

     James River                                                       1.7
     .....................................................................
     LONRHO                                                            1.6
     .....................................................................
     TVX Gold                                                          1.6
     .....................................................................
     Burlington Northern Santa Fe                                      1.5
     .....................................................................
     USX-Marathon                                                      1.5
     ---------------------------------------------------------------------

     Cambior                                                           1.4
     .....................................................................
     United Meridian                                                   1.4
     .....................................................................
     Georgia-Pacific                                                   1.3
     .....................................................................
     Murphy Oil                                                        1.3
     .....................................................................
     Corning                                                           1.3
     ---------------------------------------------------------------------

     Total                                                            48.1%

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


     6 Months Ended 12/31/96

     Ten Best Contributors
     -----------------------------------------------------------------
     Cooper Cameron                                                 34(cent)
     .................................................................
     Camco International                                            15
     .................................................................
     Petrolite                                                      14
     .................................................................
     British Petroleum                                              13
     .................................................................
     Conrail                                                        13
     .................................................................
     United Meridian                                                13
     .................................................................
     Rouse                                                          10
     .................................................................
     Mobil                                                          10
     .................................................................
     James River                                                    10
     .................................................................
     Kimberly-Clark                                                  9
     -----------------------------------------------------------------
     Total                                                         141(cent)


     Ten Worst Contributors
     -----------------------------------------------------------------
     LONRHO                                                        -16(cent)
     .................................................................
     Great Lakes Chemical                                           11
     .................................................................
     Newmont Mining                                                  8
     .................................................................
     Wal-Mart                                                        7
     .................................................................
     Pegasus Gold                                                    7
     .................................................................
     Placer Dome                                                     3
     .................................................................
     Rustenburg Platinum                                             3
     .................................................................
     Ashanti Goldfields                                              2
     .................................................................
     Northern Telecom                                                2
     .................................................................
     McDermott International                                         2
     -----------------------------------------------------------------
     Total                                                         -61(cent)


     12 Months Ended 12/31/96

     Ten Best Contributors
     ----------------------------------------------------------------
     Cooper Cameron                                                44(cent)
     ................................................................
     United Meridian                                               29
     ................................................................
     Camco International                                           23
     ................................................................
     Schlumberger                                                  21
     ................................................................
     Rouse                                                         20
     ................................................................
     Petrolite                                                     18
     ................................................................
     British Petroleum                                             15
     ................................................................
     Royal Dutch Petroleum                                         15
     ................................................................
     DuPont                                                        14
     ................................................................
     James River                                                   13
     ----------------------------------------------------------------
     Total                                                        212(cent)


     Ten Worst Constributors
     ----------------------------------------------------------------
     Great Lakes Chemical                                         -16(cent)
     ................................................................
     LONRHO                                                        12
     ................................................................
     Pegasus Gold                                                   9
     ................................................................
     Placer Dome                                                    6
     ................................................................
     Rustenburg Platinum                                            4
     ................................................................
     McDermott International                                        2
     ................................................................
     Nucor                                                          2
     ................................................................
     Battle Mountain Gold                                           2
     ................................................................
     Geon                                                           1
     ................................................................
     Pall                                                           1
     ----------------------------------------------------------------
     Total                                                        -55(cent)

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     PERFORMANCE CONTRIBUTIONS

     12 Months Ended 12/31/96

                                                          Cents-Per-Share       Percent of
     Sector                                                 Contribution        Net Assets
     -------------------------------------------------------------------------------------
     Natural Resource-Related
     .....................................................................................
           Building and Real Estate                               38(cent)               4%
     .....................................................................................
           Forest Products                                        39                     8
     .....................................................................................
           Integrated Petroleum-Domestic                          40                     6
     .....................................................................................
           Integrated Petroleum-International                     63                    14
     .....................................................................................
           Petroleum Exploration and Production                   75                     7
     .....................................................................................
           Miscellaneous Energy                                    4                     1
     .....................................................................................
           Energy Services                                       144                    12
     .....................................................................................
           Precious Metals                                        27                    13
     .....................................................................................
           Diversified Metals                                     -2                     6
     .....................................................................................
           Chemicals                                              -3                     6
     .....................................................................................
           Diversified Resources                                  37                     5
     -------------------------------------------------------------------------------------
     Total                                                       462(cent)              82%

     Consumer and Service
     .....................................................................................
           Merchandising                                           2                     2
     .....................................................................................
           Consumer Durables                                       1                     0
     .....................................................................................
           Miscellaneous                                          37                     5
     -------------------------------------------------------------------------------------
     Total                                                        40                     7

     Science and Technology                                        4                     0
     .....................................................................................
     Miscellaneous                                                 4                     4
     .....................................................................................
     Subtotal                                                    510                    93
     .....................................................................................
     Reserves and Income                                          40                     7
     -------------------------------------------------------------------------------------
     Total Portfolio                                             550(cent)             100%

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]

     NEW ERA FUND
     ---------------------------------------------------------------------------





                                        Lipper
                                        Natural
                                       Resources
                         S&P 500         Funds         New Era
                          Index         Average         Fund
           12/31/8       10,000         10,000         10,000
           12/31/8       10,510         11,190         11,783
           12/31/8       12,256         11,691         13,000
           12/31/8       16,139         15,661         16,157
           12/31/9       15,638         14,445         14,742
           12/31/9       20,402         14,585         16,915
           12/31/9       21,957         14,604         17,266
           12/31/9       24,170         17,725         19,913
           12/31/9       24,489         17,344         20,943
           12/31/9       33,489         20,705         25,291
           12/31/9       41,428         26,920         31,424


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 12/31/96                      1 Year    3 Years    5 Years    10 Years
     ------------------------------------------------------------------------------------
     New Era Fund                                24.25%      16.42%     13.19%      12.13%
     ....................................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW ERA FUND
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
-------------------------------------------------------------------------------

                                              Year
                                             Ended
                                          12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
  NET ASSET VALUE
  Beginning of period                   $    22.65  $    20.15  $    20.35  $    18.88  $    19.86
                                        ...........................................................
  Investment activities
    Net investment income                     0.38        0.47        0.36        0.40        0.45
    Net realized and
    unrealized gain (loss)                    5.12        3.71        0.69        2.48       (0.04)
                                        ...........................................................

    Total from
    investment activities                     5.50        4.18        1.05        2.88        0.41
                                        ...........................................................

  Distributions
    Net investment income                    (0.38)      (0.48)      (0.38)      (0.38)      (0.45)
    Net realized gain                        (1.71)      (1.20)      (0.87)      (1.03)      (0.94)
                                        ...........................................................
  Total distributions                        (2.09)      (1.68)      (1.25)      (1.41)      (1.39)
                                        ...........................................................

  NET ASSET VALUE
  End of period                         $    26.06  $    22.65  $    20.15  $    20.35  $    18.88
                                        -----------------------------------------------------------

  Ratios/Supplemental Data

  Total return                              24.25%      20.76%       5.17%      15.33%       2.08%
  .................................................................................................
  Ratio of expenses to
  average net assets                         0.76%       0.79%       0.80%       0.80%       0.81%
  .................................................................................................
  Ratio of net investment
  income to average
  net assets                                 1.53%       2.00%       1.87%       1.92%       2.22%
  .................................................................................................
  Portfolio turnover rate                    28.6%       22.7%       24.7%       24.7%       16.9%
  .................................................................................................
  Average commission
  rate paid                             $   0.0542           -           -           -           -
  .................................................................................................
  Net assets, end of period
  (in millions)                         $    1,468  $    1,090  $      979  $      753  $      700
  ..................................................................................................

  The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
----------------------------------------------------------------------------------------------------
                                                                                 December 31, 1996
STATEMENT OF NET ASSETS                                                 Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       COMMON STOCKS AND WARRANTS  92.3%

       NATURAL RESOURCE-RELATED  81.0%

       Building and Real Estate  3.7%
       Federal Realty Investment Trust, REIT                               230,000   $       6,239
       .............................................................................................
       Homestead Village                                                    23,065             415
       .............................................................................................
       Homestead Village, warrants, 10/29/97 *                              15,474             126
       .............................................................................................
       Reckson Associates Realty, REIT                                     170,000           7,183
       .............................................................................................
       Rouse                                                               940,000          29,845
       .............................................................................................
       Simon DeBartolo Group, REIT                                         321,400           9,963
       .............................................................................................
                                                                                            53,771
                                                                                       .............
       Forest Products  7.5%

       Georgia-Pacific                                                     269,600          19,411
       .............................................................................................
       International Paper                                                 370,000          14,939
       .............................................................................................
       James River                                                         550,000          18,219
       .............................................................................................
       Jefferson Smurfit *                                                 760,000          12,208
       .............................................................................................
       Kimberly-Clark                                                      270,000          25,717
       .............................................................................................
       Mead                                                                 80,000           4,650
       .............................................................................................
       Valmet ADR                                                          210,000           7,298
       .............................................................................................
       Willamette Industries                                               110,700           7,707
       .............................................................................................
                                                                                           110,149
                                                                                       .............
       Integrated Petroleum - Domestic  6.3%

       Amerada Hess                                                        220,000          12,733
       .............................................................................................
       Atlantic Richfield                                                  210,000          27,825
       .............................................................................................
       Murphy Oil                                                          340,000          18,913
       .............................................................................................
       Phillips Petroleum                                                  100,000           4,425
       .............................................................................................
       Unocal                                                              181,000           7,353
       .............................................................................................
       USX-Marathon                                                        900,000          21,487
       .............................................................................................
                                                                                            92,736
                                                                                       .............
       Integrated Petroleum - International  13.9%
       British Petroleum ADR                                               200,000          28,275
       .............................................................................................
       Chevron                                                              80,000           5,200
       .............................................................................................
       ENI S.P.A. ADR                                                      290,000          14,971
       .............................................................................................
       Mobil                                                               470,000          57,457
       .............................................................................................
       Repsol ADR                                                          820,000          31,262
       .............................................................................................
       Royal Dutch Petroleum ADR                                           239,600          40,912
       .............................................................................................
       Texaco                                                              160,000          15,700
       .............................................................................................
       TOTAL ADR                                                           250,000          10,063
       .............................................................................................
                                                                                           203,840
                                                                                       .............

T. ROWE PRICE NEW ERA FUND
----------------------------------------------------------------------------------------------------

                                                                          Shares/Par         Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Petroleum Exploration and Production  6.5%
       Alberta Energy                                                      350,000    $      8,400
       .............................................................................................
       Barrett Resources *                                                 204,550           8,719
       .............................................................................................
       Enserch Exploration *                                               300,000           3,525
       .............................................................................................
       Gulf Canada Resources *                                             175,600           1,295
       .............................................................................................
       Noble Affiliates                                                    150,000           7,181
       .............................................................................................
       Oryx Energy *                                                       100,000           2,475
       .............................................................................................
       Rutherford-Moran Oil *                                              400,000          11,100
       .............................................................................................
       Union Pacific Resources                                             364,186          10,652
       .............................................................................................
       Union Texas Petroleum                                               700,000          15,663
       .............................................................................................
       United Meridian *                                                   400,000          20,700
       .............................................................................................
       Vastar Resources                                                    150,000           5,700
       .............................................................................................
                                                                                            95,410
                                                                                       .............
       Miscellaneous Energy 1.1%
       Centerior Energy                                                  1,050,000          11,287
       .............................................................................................
       Niagara Mohawk *                                                    450,000           4,444
       .............................................................................................
                                                                                            15,731
                                                                                       .............
       Energy Services  12.0%
       BJ Services                                                         150,000           7,650
       .............................................................................................
       Camco International                                                 650,000          29,981
       .............................................................................................
       Coflexip ADR *                                                      550,000          14,438
       .............................................................................................
       Cooper Cameron *                                                    491,600          37,607
       .............................................................................................
       Halliburton                                                         270,000          16,267
       .............................................................................................
       Helmerich & Payne                                                    80,000           4,170
       .............................................................................................
       McDermott International                                             265,000           4,406
       .............................................................................................
       Petrolite                                                           529,900          24,905
       .............................................................................................
       Schlumberger                                                        175,000          17,478
       .............................................................................................
       Weatherford Enterra                                                 209,500           6,285
       .............................................................................................
       Western Atlas                                                       180,000          12,758
       .............................................................................................
                                                                                           175,945
                                                                                       .............
       Precious Metals  13.2%
       Amplats (ZAR) *                                                     248,000           1,471
       .............................................................................................
       Ashanti Goldfields ADR                                              173,300           2,145
       .............................................................................................
       Barrick Gold                                                        620,640          17,843
       .............................................................................................
       Battle Mountain Gold                                                700,000           4,813
       .............................................................................................
       Cambior                                                           1,436,000          21,002
       .............................................................................................
       Dayton Mining *                                                   1,050,000           7,022
       .............................................................................................
       Dayton Mining, warrants, 7/31/97 (CAD) *                            112,500             173
       .............................................................................................
       Delta Gold (AUD) *                                                4,321,906           8,107
       .............................................................................................

T. ROWE PRICE NEW ERA FUND
----------------------------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Golden Star Resources *                                             251,200   $       3,266
       .............................................................................................
       Highlands Gold (AUD) *                                              968,811             570
       .............................................................................................
       Homestake Mining                                                    130,250           1,856
       .............................................................................................
       Newmont Mining                                                      930,000          41,617
       .............................................................................................
       Pegasus Gold *                                                      559,600           4,232
       .............................................................................................
       Placer Dome                                                         760,000          16,530
       .............................................................................................
       Prime Resources Group (CAD)                                       1,150,000           8,146
       .............................................................................................
       Rand Gold (ZAR) *                                                   351,800           2,387
       .............................................................................................
       Rustenburg Platinum (ZAR) *                                         250,100           3,421
       .............................................................................................
       Rustenburg Platinum ADR                                             592,363           7,997
       .............................................................................................
       Santa Fe Pacific Gold                                             1,186,300          18,239
       .............................................................................................
       TVX Gold *                                                        3,050,000          23,638
       .............................................................................................
                                                                                           194,475
                                                                                       .............
       Diversified Metals  6.3%
       Alcoa                                                               120,000           7,650
       .............................................................................................
       Freeport-McMoRan Copper & Gold (Class A)                            370,000          10,406
       .............................................................................................
       LONRHO (GBP) *                                                   11,237,090          24,064
       .............................................................................................
       Nucor                                                               310,000          15,810
       .............................................................................................
       Reynolds Metals                                                     485,000          27,342
       .............................................................................................
       Steel Dynamics *                                                    367,000           6,950
       .............................................................................................
                                                                                            92,222
                                                                                       .............
       Chemicals  5.8%
       DuPont                                                              260,000          24,537
       .............................................................................................
       FMC *                                                               260,800          18,289
       .............................................................................................
       Geon                                                                175,000           3,434
       .............................................................................................
       Great Lakes Chemical                                                390,000          18,233
       .............................................................................................
       Lyondell Petrochemical                                              500,000          11,000
       .............................................................................................
       Pall                                                                400,000          10,200
       .............................................................................................
                                                                                            85,693
                                                                                       .............
       Diversified Resources  4.7%
       Burlington Northern Santa Fe                                        250,000          21,594
       .............................................................................................
       Canadian National Railway                                           139,200           5,289
       .............................................................................................
       Dundee Bancorp (Class A) (CAD) *                                    255,000           4,702
       .............................................................................................
       GATX                                                                100,000           4,850
       .............................................................................................
       Overseas Shipholding Group                                          200,000           3,400
       .............................................................................................
       Pittston Minerals                                                   176,300           2,711
       .............................................................................................
       Union Pacific                                                       430,000          25,854
       .............................................................................................
                                                                                            68,400
                                                                                       .............
       Total Natural Resource-Related                                                    1,188,372
                                                                                       .............

T. ROWE PRICE NEW ERA FUND
----------------------------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       CONSUMER AND SERVICE  7.4%

       Merchandising  2.6%
       Petrie Stores Liquidation Trust                                     400,000   $       1,075
       .............................................................................................
       Wal-Mart                                                          1,650,000          37,744
       .............................................................................................
                                                                                            38,819
                                                                                       .............
       Miscellaneous Consumer and Service  4.8%
       Bristol-Myers Squibb                                                150,000          16,313
       .............................................................................................
       Corning                                                             400,000          18,500
       .............................................................................................
       Eli Lilly                                                            70,000           5,110
       .............................................................................................
       Gannett                                                             150,000          11,231
       .............................................................................................
       GE                                                                   80,000           7,910
       .............................................................................................
       Reuters ADR                                                          50,000           3,831
       .............................................................................................
       Warner-Lambert                                                      100,000           7,500
       .............................................................................................
                                                                                            70,395
                                                                                       .............
       Total Consumer and Service                                                          109,214
                                                                                       .............
       Miscellaneous Common Stocks  3.9%                                                    57,467
                                                                                       .............
       Total Common Stocks and Warrants (Cost  $895,613)                                 1,355,053
                                                                                       .............

       CONVERTIBLE PREFERRED STOCKS  0.8%

       Cross Timbers Oil                                                   172,000           5,203
       .............................................................................................
       James River, Series P                                               200,000           6,300
       .............................................................................................
       Total Convertible Preferred Stocks (Cost  $6,250)                                    11,503
                                                                                       .............

       SHORT-TERM INVESTMENTS  6.8%

       Certificates of Deposit  1.3%
       Bayerische Hypotheken und Wechsel, (London)
                5.62%, 2/27/97                                    $     10,000,000          10,000
       .............................................................................................
       National Westminster Bank, 5.41%, 2/10/97                        10,000,000          10,000
       .............................................................................................
                                                                                            20,000
                                                                                       .............
       Commercial Paper  5.5%
       Asset Securitization Cooperative, 4(2), 5.32 - 5.55%
                1/29/97 - 2/6/97                                        15,000,000          14,931
       .............................................................................................
       Beta Finance, 4(2), 5.30%, 2/25/97                               10,000,000           9,919
       .............................................................................................
       Cregem North America, 5.44%, 1/3/97                              10,000,000           9,997
       .............................................................................................
       Investments in Commercial Paper through a joint account
                6.75 - 7.10%, 1/2/97                                     7,419,213           7,418
       .............................................................................................

T. ROWE PRICE NEW ERA FUND
----------------------------------------------------------------------------------------------------

                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Island Finance Puerto Rico, 5.31%, 2/24/97                 $     10,000,000   $       9,920
       .............................................................................................
       Preferred Receivables Funding, 5.95%, 1/9/97                      8,125,000           8,114
       .............................................................................................
       Sandoz, 5.30%, 1/29/97                                           10,000,000           9,959
       .............................................................................................
       Unifunding, 5.44%, 1/6/97                                        10,000,000           9,993
       .............................................................................................
                                                                                            80,251
                                                                                       .............
       Total Short-Term Investments (Cost  $100,251)                                       100,251
                                                                                       .............

 Total Investments in Securities
 99.9% of Net Assets (Cost $1,002,114)                                               $   1,466,807

 Other Assets Less Liabilities                                                                 931
                                                                                       .............

 NET ASSETS                                                                          $   1,467,738
                                                                                       -------------
 Net Assets Consist of:
 Accumulated net realized gain/loss - net of distributions                           $      15,417
 Net unrealized gain (loss)                                                                464,688
 Paid-in-capital applicable to 56,314,743 shares of $1.00 par
 value capital stock outstanding; 200,000,000 shares authorized                            987,633
                                                                                       .............
 NET ASSETS                                                                          $   1,467,738
                                                                                       -------------
 NET ASSET VALUE PER SHARE                                                           $       26.06
                                                                                       -------------


     *  Non-income producing
  REIT  Real Estate Investment Trust
  4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
   AUD  Australian dollar
   CAD  Canadian dollar
   GBP  British sterling
   ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
---------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------
In thousands
                                                                                       Year
                                                                                      Ended
                                                                                   12/31/96
  Investment Income
  Income
    Dividend                                                                  $      23,420
    Interest                                                                          6,389
                                                                              ...............
    Total income                                                                     29,809
                                                                              ...............
  Expenses
    Investment management                                                             7,559
    Shareholder servicing                                                             2,020
    Custody and accounting                                                              184
    Prospectus and shareholder reports                                                   75
    Registration                                                                         47
    Legal and audit                                                                      20
    Directors                                                                            19
    Miscellaneous                                                                        18
                                                                              ...............
    Total expenses                                                                    9,942
                                                                              ...............
  Net investment income                                                              19,867
                                                                              ...............
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on
    Securities                                                                       94,507
    Foreign currency transactions                                                       (82)
                                                                              ...............
    Net realized gain (loss)                                                         94,425
                                                                              ...............
  Change in net unrealized gain or loss on
    Securities                                                                      162,315
    Other assets and liabilities
    denominated in foreign currencies                                                    (6)
                                                                              ...............
    Change in net unrealized gain or loss                                           162,309
                                                                              ...............
  Net realized and unrealized gain (loss)                                           256,734
                                                                              ...............
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                                      $     276,601
                                                                              ---------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
---------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------
In thousands
                                                                      Year
                                                                     Ended
                                                                  12/31/96         12/31/95
  Increase (Decrease) in Net Assets
  Operations
    Net investment income                                     $     19,867     $     21,124
    Net realized gain (loss)                                        94,425           53,793
    Change in net unrealized gain or loss                          162,309          122,914
                                                              ...............................
    Increase (decrease) in net assets from operations              276,601          197,831
                                                              ...............................
  Distributions to shareholders
    Net investment income                                          (19,926)         (21,548)
    Net realized gain                                              (89,635)         (53,876)
                                                              ...............................
    Decrease in net assets from distributions                     (109,561)         (75,424)
                                                              ...............................
  Capital share transactions*
    Shares sold                                                    347,496          179,604
    Distributions reinvested                                       100,862           69,413
    Shares redeemed                                               (238,053)        (260,526)
                                                              ...............................
    Increase (decrease) in net assets from capital
    share transactions                                             210,305          (11,509)
                                                              ...............................
  Net Assets
  Increase (decrease) during period                                377,345          110,898
  Beginning of period                                            1,090,393          979,495
                                                              ...............................
  End of period                                               $  1,467,738     $  1,090,393
                                                              -------------------------------

* Share information
    Shares sold                                                     13,774            8,058
    Distributions reinvested                                         3,855            3,072
    Shares redeemed                                                 (9,445)         (11,618)
                                                              ...............................
    Increase (decrease) in shares outstanding                        8,184             (488)



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
-------------------------------------------------------------------------------
                                                            December 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $430,724,000 and $336,716,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

------------------------------------------------------------------------

Undistributed net investment income                        $     59,000
Undistributed net realized gain                                 (59,000)

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,002,114,000 and net unrealized gain aggregated $464,693,000, of which $492,368,000 related to appreciated investments and $27,675,000 to depreciated investments.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------



NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $716,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,777,000 for the year ended December 31, 1996, of which $205,000 was payable at period-end.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

For yield, price, last transaction, current balance or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New Era Fund(R).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor         RPRTNEF  12/31/96